UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under § 240.14a-12

ANSYS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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You invested in ANSYS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 12, 2022.

Get informed before you vote

View the Notice & Proxy Statement, and 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com	Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT	SHARE CLASSES REPRESENTED FOR VOTING
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

THE COMPANY NAME INC. - COMMON ASDFGHJKL

THE COMPANY NAME INC. - CLASS A

THE COMPANY NAME INC. - CLASS B

THE COMPANY NAME INC. - CLASS C

THE COMPANY NAME INC. - CLASS D

THE COMPANY NAME INC. - CLASS E

THE COMPANY NAME INC. - CLASS F

THE COMPANY NAME INC. - 401 K

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Voting Items	Board Recommends

1. Election of Three Class II Directors for Three-Year Terms.

Nominees:

1A Anil Chakravarthy	For

1B Barbara V. Scherer	For

1C Ravi Vijayaraghavan	For

2. Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2022.	For

3. Advisory Approval of the Compensation of Our Named Executive Officers.	For

4. Approval of the Amendment of Article VI, Section 5 of the Charter to Eliminate the Supermajority Vote Requirement to Remove a Director.	For

5. Approval of the Amendment of Article VIII, Section 2 of the Charter to Eliminate the Supermajority Vote Requirement for Stockholders to Amend or Repeal the By-Laws.	For

6. Approval of the Amendment of Article IX of the Charter to Eliminate the Supermajority Vote Requirement for Stockholders to Approve Amendments to or Repeal Certain Provisions of the Charter.	For

7. Approval of the ANSYS, Inc. 2022 Employee Stock Purchase Plan.	For

8. Stockholder Proposal Requesting the Annual Election of Directors, if Properly Presented.	Against

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